UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 16, 2021
Date of Report (date of earliest event reported)

ADVANCED MICRO DEVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2485 Augustine Drive
Santa Clara, California 95054
(Address of principal executive offices) (Zip Code)

(408) 749 4000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMD	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Executive Incentive Plan Bonuses for Fiscal 2020
On February 16, 2021, the Compensation and Leadership Resources Committee of the Board of Directors of Advanced Micro Devices, Inc. (the “Company”) approved the following annual cash performance bonuses under the Company’s Executive Incentive Plan (the “EIP”) to the Named Executive Officers listed below:

Named Executive Officer	Fiscal 2020 Annual Cash Performance Bonuses
Devinder Kumar, Executive Vice President, Chief Financial Officer and Treasurer	$823,600
Rick Bergman, Executive Vice President, Computing and Graphics Business Group	$852,000
Darren Grasby, Executive Vice President and Chief Sales Officer(1)	$789,463
Mark D. Papermaster, Chief Technology Officer and Executive Vice President, Technology and Engineering	$887,500
________________
(1) Mr. Grasby’s Fiscal 2020 Annual Cash Performance Bonus of £582,200 was converted from British pounds to U.S. dollars using an exchange rate of 1.356 U.S. dollars per 1.00 British pound, which was the exchange rate reported by Bloomberg Financial as of December 26, 2020.

On February 17, 2021, the Board of Directors of the Company approved the following annual cash performance bonus under the EIP for the Company’s President and Chief Executive Officer:

Lisa T. Su, President and Chief Executive Officer	$2,546,770

Pursuant to the EIP, the annual cash performance bonuses based on the Company’s (a) corporate financial performance (weighted 80%) for the 2020 fiscal year (i.e., December 28, 2019 to December 26, 2020), as evaluated against pre-established performance goals for revenue, adjusted non-GAAP net income and adjusted free cash flow, and (b) achievement of pre-established strategic milestones (weighted 20%) with respect to new product tape outs, launches, and commercial/operational metrics. These bonus awards are expected to be paid in March 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2021    ADVANCED MICRO DEVICES, INC.

By:	/s/ Harry A. Wolin
Name:	Harry A. Wolin
Title:	Senior Vice President, General Counsel and Corporate Secretary